INCOME TAXES - Reconciliation (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Income Tax Disclosure [Abstract]
Loss before income taxes	$ (21,165)	$ (20,248)
Income tax recovery at statutory rate (21%)	(4,440)	(4,252)
State income tax expense, net of federal benefit	(178)	(502)
Increase (decrease) resulting from:
Effect of foreign tax rate	(890)	(610)
Unrecognized deferred tax asset	5,805	5,150
Other	(297)	216
Provision for income taxes	$ 0	$ 2